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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 13, 2002


                               HYPERBARIC SYSTEMS
             (Exact name of registrant as specified in its charter)

                                   000-28413
                            (Commission File Number)

           California                                      77-0481056
 (State or other jurisdiction             (I.R.S. Employer Identification No.)
  of incorporation or organization)

                    1127 Harker Avenue, Palo Alto, CA 94301
          (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (650) 323-0943

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ITEMS 1 through 4, 6 and 8 are Not Applicable.

ITEM 5. OTHER EVENTS

        On November 7, 2002, HyperBaric Systems (the "Company") received confirmation from the office of the California Secretary of State that the Company's name had been changed effective October 29, 2002, to "Human BioSystems." The name change was approved by the Company's Board of Directors and was approved by its shareholders at the October 18, 2002 annual shareholder meeting. A copy of the Amended and Restated Articles of Incorporation changing the Company's name is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

(a)     Financial Statements of Business Acquired:

        Not Applicable

(b)     Pro Forma Financial Information: Not Applicable

(c)     EXHIBITS:

The following Exhibit is attached hereto and incorporated herein by reference:

    Exhibit Number     Description of Exhibit
    -------------      ----------------------
        3.1            Amended and Restated Articles of Incorporation.


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 HYPERBARIC SYSTEMS

Date:  November 13, 2002                By: /s/ Harry Masuda
                                                ---------------------
                                                Harry Masuda
                                                Chief Executive Officer


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